UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 15, 2025

ADAPTIMMUNE THERAPEUTICS PLC

(Exact name of registrant as specified in its charter)

England and Wales	1-37368	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Jubilee Avenue, Milton Park

Abingdon, Oxfordshire OX14 4RX

United Kingdom

(Address of principal executive offices, including zip code)

(44) 1235 430000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
American Depositary Shares, each representing 6 Ordinary Shares, par value £0.001 per share	ADAP	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 15, 2025, Adaptimmune, LLC (“Adaptimmune”), a wholly-owned subsidiary of Adaptimmune Therapeutics plc (the “Company”), entered into a separation agreement (the “Separation Agreement”) with Cintia Piccina whose employment as the Company’s Chief Commercial Officer was terminated effective as of August 8, 2025 (the “Separation Date”) by reason of redundancy. The Separation Agreement will be effective as of August 23, 2025 (the “Effective Date”).

The Separation Agreement provides that Adaptimmune will pay Ms. Piccina a severance payment equal to 12 months base salary for 2025, in the amount of $473,800, less all applicable deductions and withholdings. This payment will be made in lump-sum form on the next available month-end pay date following the Effective Date provided that Ms. Piccina has not validly revoked the Separation Agreement before the Effective Date. Ms. Piccina acknowledged and agreed that the payment is in full satisfaction of the Company’s obligations under its Executive Severance Policy dated March 10, 2017, as amended. Market value options covering ordinary shares (the “Market Value Options”) granted to Ms. Piccina pursuant to the rules of the Adaptimmune Therapeutics plc Employee 2016 Share Option Scheme and related plan documents (collectively, the “Plan”) continued to vest until the Separation Date, subject to the relevant Plan rules and in accordance with the respective vesting schedules. Ms. Piccina will be permitted a period expiring on January 30, 2032 to exercise vested Market Value Options held by Ms. Piccina over 1,125,648 ordinary shares and a period of 12 months from the Separation Date to exercise any other Market Value Options that have vested by the Separation Date. The further terms and conditions of her share options are governed by the relevant Plan rules.

The foregoing summary of the Separation Agreement is qualified in its entirety by reference to the complete text of the Separation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit No.	Description of Exhibit
10.1	Separation Agreement dated as of August 15, 2025 by and between Adaptimmune, LLC and Cintia Piccina.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ADAPTIMMUNE THERAPEUTICS PLC

Date: August 15, 2025	By:	/s/ Margaret Henry
		Name:	Margaret Henry
		Title:	Corporate Secretary